Leases - Components of Net Investment in Sales-Type and Direct Financing Leases (Detail) - USD ($) $ in Millions	Dec. 31, 2015	Dec. 31, 2014
Capital Leases, Net Investment in Direct Financing and Sales Type Leases [Abstract]
Aggregate future minimum lease payments to be received	$ 10,257	$ 11,173
Unguaranteed residual values accruing to the lessor's benefit	766	695
Unearned income	(887)	(1,004)
Initial direct costs	204	202
Total net investment in sales-type and direct financing leases	$ 10,340	$ 11,066